                                  EXHIBIT 23(d)

                        CONSENT OF BERWIND FINANCIAL, LP

      We consent to the inclusion of our Fairness Opinion issued to The Glen Rock State Bank in this registration statement on Form S-4. We also consent to the reference to our firm under the caption "Experts".


                                          Berwind Financial, LP

                                          February 9, 2001